EXHIBIT 10 TO FORM 10-Q
                              (Material Contracts)


Exhibit  Page
No.      No.       Description
-------  -----     -----------
  10.1    *        Lease with Capitol Properties Four, L.C.
  10.2    *        1998 Incentive Stock Option Plan
  10.3    *        Security Agreement with Michael and Barbara Feaster
  10.4    *        Employment Agreement with Robert H. Reback, President and
                   Chief Executive Officer
  10.5    *        Employment Agreement with David P. Faulkner, Executive Vice
                   President and Managing Director of Machine Control Products
  10.6    *        Employment Agreement with Michael D. Feaster, Vice President of Software Development
  10.7    *        Employment Agreement with Steven K. Sorensen, Vice President and Chief Technical Officer
  10.8    *        Employment Agreement with Riley G. Astill, Vice President of
                   Finance, Chief Financial Officer, Treasurer and Secretary
  10.9    *        Amendment 1 to 1998 Incentive Stock Option Plan
  10.10   *        Amendment 2 to 1998 Incentive Stock Option Plan
  10.11   *        Form of Indemnification Agreement with directors and officers
  10.12   *        Settlement Agreement and Mutual Release with Peter Manley and
                   Jana Manley
  10.13   E-10.1   Convertible Note Purchase Agreement and Convertible Note with
                   Tsunami Network Partners Corporation

--------------------------------------------------------------------------------
*Incorporated by reference (See exhibit listing above in ITEM 6. Exhibits and Reports on Form 8-K.)

                       CONVERTIBLE NOTE PURCHASE AGREEMENT

     THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (the "Agreement") is made and entered into effective as of this ___ day of September, 2002, by and between CIMETRIX, INCORPORATED, a corporation organized and existing under the laws of the State of Nevada (the "Company"), and TSUNAMI NETWORK PARTNERS CORPORATION, an entity organized and existing under the laws of Japan (the "Investor").

                                   WITNESSETH:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor and the Investor shall purchase the Convertible Note (as defined below) in the principal amount of $500,000, plus accrued interest at the rate of 6-3/4% per annum;

     WHEREAS, the Company has provided to the Investor in connection with the offering of the Convertible Note (as defined below) the following documents that it has filed with the Securities and Exchange Commission: (i) Annual Report on Form 10-K for the year ended December 31, 2001, (ii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002, and (iii) Definitive Proxy Statement for the Company's 2002 Annual Meeting of Shareholders (the "SEC Documents");

     WHEREAS, the Investor has thoroughly read and reviewed the SEC Documents and all documents and agreements referenced therein and all other documents and agreements deemed relevant in connection with the Investor's investment decision;

     WHEREAS,  such investment  shall be made in reliance upon the provisions of
Section 4(2) and Regulation D of the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act") and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the investment to be made hereunder; and

     WHEREAS, the Company now desires to issue to the Investor the Convertible Note (as that term is defined in Section 1 below).

     NOW, THEREFORE, in consideration of the mutual premises, representations, warranties, covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Issuance of Convertible Note. Subject to the terms and conditions of this Agreement, the Company hereby agrees to issue to the Investor, and the Investor agrees to accept from the Company, a Convertible Note ("Convertible Note") in the principal amount of Five Hundred Thousand Dollars ($500,000), plus interest thereon at the rate of 6-3/4% per annum. It is hereby understood and agreed that the Convertible Note will be issued in favor of and in the name of the Investor as indicated on the signature page herein.

     2. Representations and Warranties of the Company. Except as otherwise set forth in this Agreement, the Company hereby represents and warrants to the Investor as follows:




                                     E-10.1

     2.1 The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Nevada, and is in good standing under the laws of said state.

     2.2 The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Convertible Note to the Investor and to carry out and perform its obligations under the terms of this Agreement.

     2.3 All corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Convertible Note and the performance of all of the Company's obligations hereunder has been or will be taken prior to the Company's execution of this Agreement.

     2.4 The Convertible Note, when issued and transferred to the Investor in compliance with the provisions of this Agreement, will be duly authorized and validly issued.

     3. Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Company with respect to the Investor's purchase and acquisition of the Convertible Note, as follows:

     3.1 The undersigned is acquiring the Convertible Note for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Convertible Note. Further, the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to the Note for which the undersigned is purchasing.

     3.2 The  undersigned  has full  power  and  authority  to enter  into  this
Agreement,   the  execution  and  delivery  of  this  Agreement  has  been  duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the undersigned.

     3.3 The undersigned acknowledges its understanding that the offering and sale of the Convertible Note is intended to be exempt from registration under the Securities Act of 1933, as amended, by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D ("Regulation D") and
Regulation S as promulgated thereunder by the United States Securities and Exchange Commission ("SEC"). In furtherance thereof, the undersigned represents and warrants to, and agrees with, the Company as follows:

     (a) The undersigned realizes that the basis for the exemption may not be present if, notwithstanding any representations and/or warranties to the contrary herein contained, the undersigned has in mind merely acquiring the Convertible Note for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise;

     (b) The undersigned has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current needs and personal contingencies and has no need for liquidity with respect to its investment in the Company;


     (c) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Convertible Note. The undersigned also represents it has not been organized for the purpose of acquiring the Convertible Note.


                                      E-10.2

     (d) The undersigned has been furnished with the SEC Documents and any and all documents which may have been made available upon request for a reasonable time prior to the date hereof, and the undersigned has carefully read the SEC Documents;

     (e) The undersigned has been provided an opportunity for a reasonable time prior to the date hereof to obtain additional information concerning the offering of the Convertible Note, the Company and all other information to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

     (f) The undersigned has been given the opportunity for a reasonable time prior to the date hereof to ask questions of, and receive answers from, the Company or its representatives concerning the terms and conditions of the offering of the Convertible Note, and other matters pertaining to an investment in the Convertible Note, and has been given the opportunity for a reasonable time prior to the date hereof to obtain such additional information necessary to verify the accuracy of the information contained in the SEC Documents or that which was otherwise provided in order for it to evaluate the merits and risks of a purchase of the Convertible Note to the extent the Company possesses such information or could acquire it without unreasonable effort or expense;

     (g) The undersigned has not been furnished with any oral representation or oral information in connection with the offering of the Convertible Note which is not contained in the SEC Documents; and

     (h) The undersigned has determined that the Convertible Note is a suitable investment for it and that at this time the undersigned could bear a complete loss of such investment.

     3.4 The undersigned is not relying on any statements or representations made by the Company with respect to economic considerations involved in an investment in the Convertible Note.

     3.5 The undersigned will not sell or otherwise transfer the Convertible Note or the shares (the "Shares") of the Company's Common Stock, $.001 par value per share (the "Common Stock") issuable upon the conversion of the Convertible Note without registration under the Securities Act or an exemption therefrom and the undersigned fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, neither the Convertible Note nor the Shares of Common Stock have been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or unless exemptions from such registration requirements are available. In particular, the undersigned is aware that the Convertible Note and Shares are "restricted securities," as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The undersigned also understands that, except as otherwise provided herein, the Company is under no obligation to register the Convertible Note or Shares on its behalf or to assist it in complying with any exemption from the registration requirements of the Securities Act or applicable state securities laws. The undersigned further understands that sales or transfers of the Convertible Note and the Shares are further restricted by state securities laws and the provisions of this Agreement.


                                      E-10.3

     3.6 No representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein and in the SEC Documents, and in purchasing the Convertible Note the undersigned is not relying upon any representations other than those contained herein or in the SEC Documents.

     3.7 Any information which the undersigned has heretofore furnished or is simultaneously herewith furnishing to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and, if there should be any material change in such information, it will immediately furnish revised or corrected information to the Company.

     3.8 The undersigned understands and agrees that the Convertible Note and the Shares of Common Stock issuable upon conversion of the Convertible Note shall bear a legend substantially similar to the following legend until (a) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with the registration statement; or (b) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act as well as any applicable "Blue Sky" or state securities laws:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THEY MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR OTHER STATE SECURITIES LAW.

     3.9 The undersigned understands that an investment in the Convertible Note is a speculative investment which involves a high degree of risk of loss of its entire investment.

     3.10 The undersigned's overall commitment to investments which are not readily marketable is not disproportionate to the undersigned's net worth, and an investment in the Convertible Note will not cause such overall commitment to become excessive.

     3.11 The undersigned represents and warrants that it has not retained any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement and agrees to indemnify and hold harmless the Company from liability for any compensation to any such intermediary retained by the undersigned and the fees and expenses of defending against such liability or alleged liability.

     3.12 The foregoing representations, warranties and agreements shall survive the execution of this Agreement.


                                      E-10.4

     4. Miscellaneous.

     4.1 The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

     4.2 Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     4.3 Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, first class mail, addressed to such address as may be given herein, (b) delivered personally at such address, (c) delivered by Federal Express or similar express courier, freight prepaid to such address, or (d) delivered by facsimile transmission with a copy by first class mail, postage prepaid to such address.

         If to the Company to:

                  Cimetrix, Incorporated
                  6979 South High Tech Drive
                  Midvale, Utah 84047
                  United States of America
                  Attn: Robert H. Reback, President and Chief Executive Officer Telephone No.: (801) 256-6500
                  Facsimile No.: (801) 256-6510

         With a copy to:

                  Mackey Price & Thompson
                  57 West 200 South, Suite 350
                  Salt Lake City, Utah 84101-1655
                  United States of America
                  Attn: Randall A. Mackey, Esq.
                  Telephone No.: (801) 575-5000
                  Facsimile No.: (801) 575-5006

         If to Investor to:

                  Tsunami Network Partners Corporation
                  Shin-yokohama SR Bldg. 4F
                  3-6-1 Shin-yokohama, Kouhoku-ku
                  Yokohama-City, Kanagawa 222-0033 Japan
                  Telephone No.: 81 45 470-8088
                  Facsimile No.: 81 45 470-8090



                                      E-10.5

     4.4 This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

     4.5 Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its successors and assigns.

     4.6 This instrument contains the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein.

     4.7 This Agreement is not transferable or assignable by the undersigned.

     4.8 This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Utah, without giving effect to conflicts of law principles.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below effective as of the date first-above written.


THE INVESTOR:                               THE COMPANY:
TSUNAMI NETWORK PARTNERS                    CIMETRIX, INCORPORATED
CORPORATION


By: ______________________________          By: ______________________________
Its: ______________________________         Robert H. Reback, President
                                            and Chief Executive Officer
DATED: ______________________, 2002.        DATED: ______________________, 2002.








                                      E-10.6

THIS CONVERTIBLE NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION UNLESS THE TRANSFER IS IN ACCORDANCE WITH RULE 144 OR A SIMILAR RULE AS THEN IN EFFECT UNDER THE SECURITIES ACT, OR APPLICABLE STATE SECURITIES LAWS OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT OR IS OTHERWISE REASONABLY SATISFIED THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT.

                             CIMETRIX, INCORPORATED

                                CONVERTIBLE NOTE

$500,000                                                      September __, 2002
                                                            Salt Lake City, Utah
                                                        United States of America

FOR VALUE RECEIVED, CIMETRIX, INCORPORATED, a corporation organized and existing under the laws of the State of Nevada (the "Company"), promises to pay to TSUNAMI NETWORK PARTNERS CORPORATION, an entity organized and existing under the laws of Japan ("Holder"), or its registered assigns, the principal sum of Five Hundred Thousand Dollars ($500,000), together with interest from the date of this Note on the principal balance at the rate equal to 6-3/4% per annum. All principal, together with any accrued interest, shall be due and payable on the earlier of (i) March 31, 2003 (the "Maturity Date"), or (ii) when such amounts are made automatically due and payable upon or after the occurrence of an Event of Default (as defined below). This convertible note (the Convertible Note") is issued pursuant to the Convertible Note Purchase Agreement dated as of September __, 2002 (as amended, modified or supplemented, the "Convertible Note Purchase Agreement") between the Company and Holder. The following is a statement of the rights of Holder and the conditions to which this Convertible Note is subject, and to which Holder hereof, by the acceptance of this Convertible Note, agrees:

     1. Definitions. As used in this Convertible Note, the following capitalized terms have the following meanings:

     1.1 "Holder" shall mean the Person specified in the introductory paragraph of this Convertible Note or any Person who at the time shall be the registered holder of this Convertible Note.

     1.2 "Company" includes the corporation initially executing this Convertible Note and any Person that shall succeed to or assume the obligations of the Company pursuant to this Convertible Note.

     1.3 "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.



                                      E-10.7

     2. Automatic Conversion.


     2.1 Conversion at Maturity Date. At the Maturity Date of the Convertible Note, the Company shall convert the principal on this Convertible Note and accrued interest due into shares of Common Stock as set forth in Section 2.2 below.

     2.2 Common Stock. When the Company converts the Convertible Note at the Maturity Date, this Convertible Note shall be converted into that number of fully paid and nonassessable shares of Common Stock determined by dividing all of the principal and accrued interest due on this Convertible Note as of the Maturity Date by the average per share closing sales price of the Common Stock on the OTC Electronic Bulletin Board during the period from January 1, 2003 to March 31, 2003 (the "Common Stock Price"). The Common Stock Price for which the Convertible Note shall be converted shall not exceed $0.75 per share or be less than $0.35 per share.

     2.3 Issuance of Securities upon Conversion. As soon as practicable after conversion of this Convertible Note, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder of this Convertible Note, a certificate or certificates representing the number of fully paid and nonassessable shares of the Common Stock to which Holder shall be entitled on such conversion. No fractional shares will be issued on conversion of this Convertible Note. If Holder would otherwise be entitled to a fractional share, Holder shall receive a cash payment equal to the Common Stock Price multiplied by the fractional share Holder would otherwise be entitled to receive.

     2.4 Termination of Rights. All rights with respect to this Convertible Note shall terminate upon the issuance of shares of the Common Stock upon conversion of this Convertible Note, whether or not this Convertible Note has been surrendered. Notwithstanding the foregoing, the Holder agrees to surrender this Convertible Note to the Company for cancellation as soon as is practicable following conversion of this Convertible Note.

     2.5 Mergers, Consolidations or Sales of Assets. In the event that the Company shall propose at any time a merger, consolidation or reorganization with or into another entity (other than a merger with another entity in which the holders of voting securities of the Company immediately prior to such transaction will hold greater than 50% of the voting securities of the surviving entity) or sell all or substantially all of its assets for cash, the Company shall send to the Holder at least twenty (20) days' prior written notice of the date on which such merger, consolidation, reorganization or sale (the "Merger Event") is expected to occur. As a part of such Merger Event, the Company may, conditioned on the consummation of such Merger Event, convert this Convertible
Note into that number of shares of the common stock of the Company (the "Common Stock") equal to the amount (rounded to the nearest whole number) obtained by dividing (x) the amount of unpaid principal and accrued interest of this Convertible Note by the average per share closing price of the Common Stock on the OTC Electronic Bulletin Board during the thirty (30) day period prior to the Merger Event.

     3. Interest. Accrued interest on this Note shall be due at such time as the outstanding principal amount hereof shall be due.

     4. Events of Default. The occurrence of any of the following shall constitute an "Event of Default."

     4.1 Breaches of Covenants. The Company shall fail to observe or perform any covenant, obligation, condition or agreement contained in the Convertible Note or Convertible Note Purchase Agreement (collectively, the "Transaction Documents") and such failure shall continue for twenty (20) days following the Company's receipt of Holder's written notice to the Company of such breach of covenant; or


                                      E-10.8

     4.2 Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted pursuant to any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

     4.3 Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof pursuant to any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within thirty (30) days of commencement.

     5. Rights of Holder upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 4.2 and 4.3 of this Convertible Note) and at any time thereafter during the continuance of such Event of Default, Holder may, by written notice to the Company, declare all outstanding obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in the Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 4.2 and 4.3 of this Convertible Note, immediately and without notice, all outstanding obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained in the Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

     6. Successors and Assigns. Subject to the restrictions on transfer described in Sections 8 and 9 below, the rights and obligations of the Company and Holder shall be binding upon and benefit the successors, assigns and transferees of the parties.


     7. Waiver and Amendment. Any provision of this Convertible Note may be amended, waived or modified upon the written consent of the Company and Holder.




                                      E-10.9

     8. Transfer of this Convertible Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Convertible Note or securities into which such Convertible Note may be converted, Holder will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Holder's counsel, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify Holder that Holder may sell or otherwise dispose of this Convertible Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8 that the opinion of counsel for Holder is not reasonably satisfactory to the Company, the Company shall so notify the Holder promptly after such determination has been made. The Convertible Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Convertible Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company as provided in the Convertible Note Purchase Agreement. Prior to presentation of this Convertible Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Convertible Note for the purpose of receiving all payments of principal and accrued interest and for all other purposes whatsoever, whether or not this Convertible Note shall be overdue, and the Company shall not be affected by notice to the contrary.

     9. Assignment by the Company. Neither this Convertible Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Holder except in connection with an assignment in whole to a successor corporation to the Company, provided that such successor corporation acquires all or substantially all of the Company's property and assets and Holder's rights hereunder are not impaired.

     10. Treatment of Convertible Note. To the extent permitted by generally accepted accounting principles, the Company will treat, account and report the Convertible Note as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

     11. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) two business days after the business day of deposit with Federal Express or similar express courier, freight prepaid or (d) one business day after the business day of a facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth in the Convertible Note Purchase Agreement or on the register maintained by the Company, and (ii) if to the Company, at the address of its principal corporate offices (Attn: President), or at such other address as a party may designate by ten (10) days' advance written notice to the other party pursuant to the provisions above.

     12. No Prepayment. The Company may not prepay any of the principal or interest due on this Convertible Note prior to the Maturity Date.


                                      E-10.10

     13. Governing Law. This Convertible Note and all actions arising out of or in connection with this Convertible Note shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the conflicts of law provisions of the State of Utah or of any other state.

     IN WITNESS WHEREOF, the Company has caused this Convertible Note to be issued as of the date first written above.

                             CIMETRIX, INCORPORATED



                             By:______________________________
                             Robert H. Reback, President and
                             Chief Executive Officer




                                     E-10.11